Exhibit 99.1

Reading INTERNATION 2022 ANNUAL MEETING OF STOCKHOLDERS DECEMBER 15, 2022

2022 ANNUAL MEETING OF STOCKHOLDERS – AGENDA I. WELCOME AND INTRODUCTIONS MARGARET COTTER Chair, Serving as Presiding Officer II. ESTABLISHMENT OF SATISFACTION OF MEETING PREREQUISITES (SATISFACTION OF NOTICE AND QUORUM REQUIREMENTS); MEETING CALLED TO ORDER S. CRAIG TOMPKINS Executive Vice President and General Counsel, Serving as Annual Meeting Secretary III. REVIEW OF MEETING PROCEDURES S. CRAIG TOMPKINS Annual Meeting Secretary IV. PRESENTATION OF PROPOSALS AND DISCUSSION; OPENING OF POLLS o Proposal 1 To elect Five 5 Directors to serve until our Company’s 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified o Proposal 2 Independent Auditor Ratification To ratify the appointment of Grant Thornton, LLP as our Company’s Independent Registered Public Accounting firm for the fiscal year ended December 31 2022 o Proposal 3 Advisory Vote on Executive Officer Compensation To approve, on a non binding, advisory basis, the executive compensation of our Named Executive Officers S. CRAIG TOMPKINS Annual Meeting Secretary

2022 ANNUAL MEETING OF STOCKHOLDERS AGENDA V VOTING VI. REVIEW AND ANNOUNCEMENT OF PRELIMINARY VOTING RESULT SYLVIA MORALES Computershare Inspector of Elections V ADJOURNMENT OF ANNUAL STOCKHOLDERS MEETING MARGARET COTTER Presiding Officer Chair VIII. MANAGEMENT PRESENTATION AND QUESTION & ANSWER SESSION o Questions may be sent using the Meeting Text Function at any time during the meeting. ELLEN M. COTTER President & Chief Executive Officer GILBERT AVANES Executive Vice President, Chief Financial Officer and Treasurer ANDRZEJ J. MATYCZYNSKI Executive Vice President Global Operations

Reading INTERNATIONAL DISCLAIMERS Our comments today may contain forward looking statements and management may make additional forward looking statements in response to your questions Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995 Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized Investors are cautioned that such forward looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company’ s filings with the Securities Exchange Commission DISCLAIMERS This presentation is intended to summarize the projects on which we are working and our plan for moving our Company forward Many of the projects are in their early stages and will be subject to various Governmental and Board approvals Accordingly, no assurances can be given that the plans discussed herein will be achieved We are a diversified international company and, for risk management and other business reasons, operate and hold our assets through and in various subsidiary entities Accordingly, when using terms such as “ we,”“ or “ we are using such terms to include our company on a consolidated basis and not to negate, undercut or adversely impact the legal separateness of such subsidiaries

FINANCIAL RECONCILIATIONS We use EBITDA in the evaluation of our Company’s performance since we believe that EBITDA provides a useful measure of financial performance and value We believe this principally for the following reasons We believe that EBITDA is an accepted industry wide comparative measure of financial performance It is, in our experience, a measure commonly adopted by analysts and financial commentators who report upon the cinema exhibition and real estate industries, and it is also a measure used by financial institutions in underwriting the creditworthiness of companies in these industries Accordingly, our management monitors this calculation as a method of judging our performance against our peers, market expectations and our creditworthiness It is widely accepted that analysts, financial commentators and persons active in the cinema exhibition and real estate industries typically value enterprises engaged in these businesses at various multiples of EBITDA Accordingly, we find EBITDA valuable as an indicator of the underlying value of our businesses We expect that investors may use EBITDA to judge our ability to generate cash, as a basis of comparison to other companies engaged in the cinema exhibition and real estate businesses and as a basis to value our company against such other companies EBITDA is not a measurement of financial performance under generally accepted accounting principles in the United States of America and it should not be considered in isolation or construed as a substitute for net income (loss or other operations data or cash flow data prepared in accordance with generally accepted accounting principles FINANCIAL RECONCILIATIONS in the United States for purposes of analyzing our profitability The exclusion of various components, such as interest, taxes, depreciation, and amortization, limits the usefulness of these measures when assessing our financial performance, as not all funds depicted by EBITDA are available for management’s discretionary use For example, a substantial portion of such funds may be subject to contractual restrictions and functional requirements to service debt, to fund necessary capital expenditures and to meet other commitments from time to time EBITDA also fails to take into account the cost of interest and taxes Interest is clearly a real cost that for us is paid periodically as accrued Taxes may or may not be a current cash item but are nevertheless real costs that, in most situations, must eventually be paid A company that realizes taxable earnings in high tax jurisdictions may, ultimately, be less valuable than a company that realizes the same amount of taxable earnings in a low tax jurisdiction EBITDA fails to take into account the cost of depreciation and amortization and the fact that assets will eventually wear out and have to be replaced Adjusted EBITDA Using the principles we consistently apply to determine our EBITDA, we further adjust EBITDA for certain items we believe to be external to our core business and not reflective of our costs of doing business or results of operation Such items may include i legal expenses relating to extraordinary litigation and ( any other items that can be considered non recurring in accordance with the two year SEC requirement for determining an item is non recurring, infrequent or unusual in nature

TWO BUSINESSES/THREE COUNTRIES

REAL ESTATE		CINEMA
UP TO 70,077 SF Retail/office building in NYC **21,000 SF** 75% interest in NYC building (potential to build 96,000 SF) **14,000 SF** 2 Off Broadway Live Theatre fee properties in NYC **24,000 SF** Office building in Culver City, CA (50% rented to third-party) In addition, Reading Viaduct and adjacent properties in Philadelphia	**UNITED STATES**	**23** Locations **228** Screens **14th** Largest Exhibitor* **Brands:** Reading Cinemas, Consolidated Theatres, Angelika Film Center • Operations in 7 states (including D.C) • Leading specialty exhibitor with Angelika brand and a market leader in Hawaii
738,115 SF 3 mixed-use centers anchored by Reading Cinemas and 71 other third-party tenants **88,824 SF** 2 parcels improved with Reading Cinemas **8,956 SF** Office building in Melbourne CBD (one third-party tenant)	**AUSTRALIA**	**27** Locations **207** Screens **4th** Largest Exhibitor* **Brands:** Reading Cinemas, State Cinema by Angelika • Two new cinemas in 2023 pipeline
161,082 SF Mixed-use center anchored by Reading Cinemas, parking lots and 2 other third-party tenants **113,828 SF** 3 parcels improved with Reading Cinemas and 1 third-party tenant	**NEW ZEALAND**	**12** Locations **70** Screens **3rd** Largest Exhibitor* **Brand:** Reading Cinemas • One renovated cinema re-opened on 11/24/2022 • Wellington location temporarily closed for seismic reasons

Location and screen count as of December 2022

* As of September 30, 2022, in terms of box office
† Gross Box Office data excludes Joint Ventures.

SYNERGISTIC DIVERSIFICATION STRATEGY SUPPORTS LONG TERM VALUE REAL ESTATE & CINEMA REVENUE (Diversified by business line and geography) * GLOBAL PROPERTY 9% * GLOBAL CINEMA UNITED STATES 45% 46% Australia 9% New Zeland 2021 Global Property 8% Global Cinema 92% United States 49% Australia 43% New Zeland 8% Q3 2022 *Includes inter-segment revenue.

OUR MISSION STRATEGICALLY drive the development and operation Of Our GLOBAL REAL ESTATE AND CINEMA ASSETS TO CREATE LONG-TERM STOCKHOLDER VALUE BY STRATEGICALLY MONETIZING FIVE PROPERTIES IN 2021 , WE PROTECTED OUR STOCKHOLDERS AND NAVIGATED THE IMPACTS OF PANDEMIC SHUTDOWNS, PRESERVING OUR FOUNDATION FOR: (i) FUTURE CINEMA RECOVERY AS AUDIENCES AND A MORE ROBUST HOLLYWOOD RELEASE SCHEDULE RETURN; AND (ii) WHILE MINDFUL OF CAPITAL CONSTRAINTS, CONTINUED FOCUS ON BUILDING LONG TERM VALUE IN OUR REAL ESTATE PORTFOLIO.

DUE TO THE 2021 ASSET MONETIZATIONS, WE CONTINUED OUR RECOVERY FROM UNPRECEDENTED COVID-19 CRISIS IN 2022 Unlike many other cinema and real estate companies, we protected our stockholders and did not issue equity thereby diluting existing stockholder positions (except nominal amounts under existing compensation programs) • Because of ineligibility for U S federal funding through Shuttered Venue Grant program, through 2021 we unlocked 142 million in cash through the strategic sale of five real estate assets not generating significant cash flow • As of September 30 2022 we had 39 6 million in cash and equivalents • Major cash uses 2021 2022 o Reduced our overall debt by over 20%%(or 56 5 million) since June 30 2020 when our debt balance was 275 9 million As of September 30 2022 our global debt balance was 219 4 million o Paid all transaction costs and applicable taxes related to asset monetizations o Completed the landlord’s work for our international retail tenant at 44 Union Square in NYC (three levels) which allowed for cash rent to begin in Q 4 2022 o Com pleted 15 tenant fit outs in AU for new third party property tenants over 2021 2022 o Opened three new Reading Cinemas in AU, completed 1 cinema renovation in AU, one cinema renovation in NZ and two cinema renovations in U S o Launched F&B online ordering and new Reading Cinemas app in both AU and NZ o Launched free to join Angelika Membership program in U S o Obtained 4 new liquor licenses through the global circuit o Except for the closure of one non performing theater in Hawaii, maintained operation of all of our 62 pre pandemic global cinemas o Maintained global corporate G&A infrastructure (cinema and real estate) through 2021 2022 providing the foundation for the Company’s continued recovery in 2023

COMMITED TO PRESERVING LONG-TERM STOCKHOLDER VALUE DUAL BUSINESS STRATEGY Real Estate & Cinemas Pre COVID, our stable cinema cash flows enabled the growth of our real estate portfolio without disproportionately increasing our debt levels. With no eligibility for U.S. federal funding through the Shuttered Venue Grant program, we monetized five real estate assets in 2021 at compelling prices to replace cinema cash flows, pay down debt, fund capital commitments and maintain our G&A infrastructure. Our cinema business is recovering, and we continue to execute on our long term conservative strategies to build our real estate portfolio INTERNATIONAL DIVERSIFICATION Australia, New Zealand & United States RDI maintains sizable operations and assets in three countries AU, NZ US Through the ebbs and flows of the pandemic, we were able to strategically rely on various geographies as required At the start of COVID 19 our AU and NZ assets provided some stability As the US rolled out vaccinations in early 2021 our US assets were able to help support our global infrastructure STRONG BALANCE SHEET Supported by Real Estate Portfolio In addition to almost $230 million in tangible real estate assets (valued on a historic cost basis), RDI’s balance sheet, as of September 30, 2022, reflects cash and cash equivalents of $39.6 million. Diversified Property Portfolio mixed use centers, entertainment properties, office space and historic RDI viaduct and ancillary properties. EXPERIENCED MANAGEMENT TEAM Disciplined approach to growth Our Management team, with years of experience in both the real estate and exhibition industries, is ready to continue preserving the value in our real estate portfolio and is poised to usher our cinema business to recovery post COVID 19. Today, our disciplined approach to cinema expansion, which stopped us from paying high multiples for theaters that did not deserve it, has preserved our balance sheet value to date despite the impacts of COVID 19.

OUR CINEMA INDUSTRY SURVIVED THE COVID-19 SHUTDOWNS 2021 & 2022 Audiences embraced the shared community experience of movies on the Big Screen when the content was both compelling and properly marketed to the theatrical audience. Studios reinforced commitment to theatrical window. 2023 & BEYOND Strongest cinemas will survive if they deliver a WOW experience: Big Screen Presentation & Experience Delicious F&B Quality Design and Comfort Exceptional Guest Experience (including digital) Value Unique programming and experiences

“Theaters are full again and moviegoers of the world have declared resoundingly that we need this. We need this ability to gather together to sit in these great dark spaces and to dream together with our eyes wide open in a cinema. To me tonight is not about a new Avatar film. It’s about cinema….It’s a celebration of this art form that we love so much. It’s back it’s alive and it’s as great as it’s ever been.” James Cameron, Acclaimed Director of Avatar: The Way of Water Speaking at the London premiere and as reported by Deadline December 6, 2022 Brisbane Artist, Drapl, created Avatar billboard at our Newmarket Village the Brisbane area, home to Reading Cinemas with TITAN LUXE

Q3 2022 METRICS DEMONSTRATE OPERATIONAL RECOVERY REVENUES $31.8 $51.2 $89.1 $155.9 Q3 +$19.4 YTD Sep. +$66.8 OPERATIONAL INCOME (LOSS) -$11.0 -$6.7 -$37.5 -$20.1 Q3 +$4.3 YTD Sep. +$17.4 *Units in Millions.

Q3 2022 METRICS DEMONSTRATE OPERATIONAL RECOVERY ADJUSTED EBITDA -$2.4 $3.9 $71.4 $4..5 Q3 +$6.3 YTD Sep. -$66.9 NET EARNINGS (LOSS) -$10.2 -$5.3 $34.5 -$23.2 Q3 +$4.9 YTD Sep. -$57.5 Note: Units in Millions. With respect to our YTD September 2021 metrics, $71.4 million of Adjusted EBITDA and $34.5 million of Net Earnings reflect the successful monetization of five property assets, which were required as a result of the COVID-19 pandemic.

GLOBAL REAL ESTATE STRATEGY Continue to execute operational, marketing, leasing and capital investment strategies to engage with our communities and increase the value of our real estate assets. Complete the leasing of 44 Union Square, our key New York City development project. Advance re-development plans for our key assets in Wellington, NZ. T H I new market CANNON PARK V I L t • C C B [ L m 0 0 T COMMON CINEMAS 5 99 5 123 SEPULVEDA 44 UNION SQUARE VI ADU 98 YORK STREET CT

AU/NZ REAL ESTATE PORTFOLIO 7 MULTI TENANTED PROPERTIES 267,784 SF (24,878 m 2 of Third Party Space 75 5 LAND PARCELS IMPROVED WITH READING CINEMAS 202,651 SF 18 ,826 m 2 THIRD PARTY TENANTS Over 256,181 SF SF (23,800 m 2 2 UNDEVELOPED LAND PARCELS 84,173 SF ( 7,820 m 2

AU/NZ REAL ESTATE 2022 HIGHLIGHTS 96% Third-party tenant Occupancy rate As of today Improved FROM Q1 2022 (90%) & Q2 2022 (92%)

Q3 2022 AU
REAL ESTATE PORTFOLIO

65% INCREASE IN PROPERTY LEVEL CASH FLOW

- Restarted intercompany rent to Reading Cinemas.
- AU$270K Percentage Rent collected.
- AU$394K saved in external leasing commissions over the past two years due to internal leasing program.
- Vacancy rate reduced to 4% due to improved leasing over past two years.
- COVID-19 deferred rent collection reduced to $23K.
- Improved PLCF despite Q2 2021 sale of RedYard/Auburn.
- Also, regarding operating income, aged arrears reduced by 54%.



JULY 2022 - ANNUAL NEWBARKET MARKETS DELIGHTED DOG PARENTS AGAIN AT NMV

Newmarket VILLAGE Well curated development ANCHORED BY READING CINEMA In Brisbane CITY (QLD) NEWMARKET VILLAGE ANCHORS AU REAL ESTATE PORTFOLIO Third Party Tenants 48 Anchor Tenants Coles Supermarket Reading Cinemas Newmarket Hotel by ALH Net Rentable Square Feet 165,828 SF (15,406 m2) Occupancy YTD 98%* Weighted Average Lease Term 3.4 years** New Leases YTD Vacancies YTD 6 New or Renewed Leases 22,022 SF (2,046 m2) 2% TYPES OF TENANTS 26% Reading Cinemas 22% Grocery & Drug Store 19% Food & Beverage 12% Office 7% Medical related 5% Other Retail 3% Other Leisure 2% Vacant 1% Reading CM Office

CANNON PARK MIXED-USE READING CINEMA ANCHORED CENTER IN TOWNSVILLE (QLD) Third Party Tenants 14 Anchor Tenants Reading Cinemas Kingpin QLD Gov’t Dept of Transport Net Rentable Square Feet 133,032 SF (12,359 m2) Occupancy YTD 92%* Weighted Average Lease Term 2.4 years** New Leases YTD Vacancies YTD 4 New or Renewed Leases 25,349 SF (2,355 m2) 8% TYPES OF TENANTS 43% Leisure 21% Reading Cinemas 17% Food & Beverage 8% Service 8% Vacant 3% Government Tenant 0.3% Reading CM Office

THE BELMONT COMMON Reading cinema anchored center in perth (western Australia) Third Party Tenants 6 Anchor Tenants Reading Cinemas Dome Café Net Rentable Square Feet 60,118 SF (5,585 m2) Occupancy YTD 100%* Weighted Average Lease Term 4 years** New Leases YTD Vacancies YTD 1 New Lease 861 SF (80 m2) TYPES OF TENANTS 75% Reading Cinemas 23.6% Food & Beverage 1.4% Other Retail 0% Vacant *Excludes Reading Cinemas. ** Reading Cinemas lease excluded from Weighted Average Lease Term.

YTD 2022 AU/NZ REAL ESTATE PORTFOLIO NEWMARKET VILLAGE , cannon park & the Belmont common 3 NEW LEASES 9,192 SF) / ( 854 m 2 Signed with expiring tenancies 4 NEW LEASES 14,283 SF) / ( 1,327 m 2 Signed with new operators improving our well curated tenancy mix 5 LEASE RENEWALS ( 27,125 SF) / ( 2,520 m 2 ) Signed with existing tenants

AU PROPERTY PORTFOLIO Q3 2022 COMBINED AU THIRD PARTY TENANT SALES INCREASE (VS.Q3 2021) +9%

AU/NZ PORTFOLIO IMPROVING PERCENTAGE RENT NEWMARKET VILLAGE THE BELMONT COMMON CANNON PARK A$270K Percentage Rent received due to increasing Third Party Tenant Sales YTD 9/30/2022

RETAIL GROUND LEASE REGIONAL MELBOURNE AREA Multi-year ground lease situated in Waurn Ponds, a residential suburb of Victoria. In addition to 8 screen Reading Cinema with TITAN LUXE, three tenants that are fully leased. 8000 SF OFFICE BUILDING SOUTH MELBOURNE, VIC Building is located on York Street in South Melbourne, the trendy suburb surrounding the famed South Melbourne Market and home to well-known cafes and restaurants. One floor currently serves as the headquarters of our Australian operations and the other floor is fully leased to medical/wellness user.

OUR KEY PROPERTY ASSETS WELLINGTON, NZ 161,071 SF OF LAND 85,000 SF improved with Courtenay Central building Reading Cinemas, 53,755 SF retail space and 4,843 SF office To ensure community’s safety, we temporarily closed Courtenay Central in early 2019 for seismic reasons. One of a very few remaining undeveloped large scale sites in the heart of Wellington City Two at grade car parks

NEW ZEALAND’S CAPITAL CITY IS… NEW ZEALAND’S MOST WALKABLE CITY October 2022 University of Canterbury 35% of all residents lived within a 10 minute walk of all amenities RANKED AS ONE OF THE MOST LIVEABLE CITIES IN THE WORLD Deutsche Bank (2018 2019) “Wellington had the second highest quality of life in the world” Economist Intelligence Global Liveability Index 2021 ranks Wellington as one of the top ten most liveable cities in the world NEW ZEALAND S MOST CREATIVE CAPITAL FOR 20 CONSECUTIVE YEARS 2000 to 2021 Infometrics Creativity Index OFFICIALLY DESIGNATED AS A UNESCO CITY OF FILM October 2019 Cities that have identified creativity as a strategic factor for sustainable urban development THE MOST BEAUTIFUL LARGE CITY IN AOTEAROA February 2022 Keep New Zealand Beautiful Awards – which provide a benchmark for environmental excellence THE COOLEST LITTLE CAPITAL Named by Lonely Planet 2019 An ambitious city, Wellington has long been a leader in climate change and is already the lowest carbon city per capita in Australasia.

OUR ASSETS ARE IN THE TE ARO PRECINCT IN “THE HEART OF WELLINGTON CITY” ACROSS THE STREET FROM: Tākina - Wellington’s new convention and exhibition centre owned by Wellington City Council (WCC) and opening mid-2023 St. James Theatre - the recently renovated and strengthened crown jewel of Wellington’s theatre scene owned by WCC Located on: The Golden Mile project which prioritizes walking, cycling and public transport, one of the projects by Let’s Get Wellington Moving, a joint initiative of various govt groups, including WCC – moving more people with fewer cars JUST Blocks from: Museum of New Zealand Te Papa Tongarewa Wellington Harbour

OUR ASSETS ARE LOCATED IN THE HEART OF WELLINGTON'S ENTERTAINMENT DISTRICT

1 **Courtenay Central with Reading Cinemas** and Wakefield Street and Tory Street Car Parks at the heart

Bars and restaurants

Let's Get Wellington Moving Golden Mile (Courtenay Place to Lambton Quay) revitalization to prioritize walking, cycling and public transport, new shared spaces, planting and seating making it safer and more pleasant to walk, shop and dine.

2 **St James Theatre**
Upgrade and seismic strengthening
Re-opened August 2022

3 **Opera House**
Upgrades and seismic strengthening

4 **Embassy Theatre**
Front entrance restoration
Re-opened July 2022

5 New apartment development

6 **Tākina - Convention & Exhibition Centre**
New construction
Opening mid-2023

7 **Town Hall**
Redevelopment and seismic strengthening
Due for completion 2024

8 **Central Library**
Seismic strengthening
Due for completion 2026

9 **Te Ngakau/Civic Square**

1. National music centre — Starts 2024

2. Town Hall seismic strengthening – Starts 2024

3. Council buildings earthquake damage demolition – Starts 2024

4. Michael Fowler Centre – Development starts 2023



Wellington CBD
Te Whanganui-a-Tara Wellington Harbour
10 minutes walk from Reading
Victoria University
Museum of New Zealand
Te Papa Tongarewa
Oriental Bay
9
8
7
3
6
1
2
4
5
Wellington International Airport
10 minutes drive via Mount Victoria Tunnel
Weta Workshop and Digital
10 minutes drive via Mount Victoria Tunnel
Massey University

VIEW OF VIBRANT WELLINGTON HARBOUR FROM COURTENAY CENTRAL LOCATION

“WELLINGTON IS IN THE MIDST OF A ONCE-IN-A-GENERATION TRANSFORMATION IN HOW WE LIVE, WORK AND PLAY.” * BARBARA MCKERROW, CHIEF EXECUTIVE OF WELLINGTON CITY COUNCIL, PRE-ELECTION REPORT 2022 POPULATION INCREASING Wellington forecasts to increase new residents by up to 50,000 to 80,000 in next 30 years. WCC PLANNING PROGRESS The District Plan, the city’s first complete revision of its planning and environmental rulebook in more than 20 years, has been notified – rules for what types of housing and activities are permitted where. EXCITING RECENT WCC INVESTMENTS NEXT TO OUR ASSETS: Tākina Convention & Exhibition Centre St. James Theatre renovation Let’s Get Wellington Moving creating vibrant public spaces for safer walking and biking and more reliable public transport - moving more people with fewer cars.

2022 & BEYOND JULY 31, 2022 Completed second Urban Activation, a space for the public to enjoy, on our Wakefield Street property in collaboration with Wellington City Council. AUGUST 2022 Favorably resolved disputes regarding our pre-Earthquake, Pre-COVID development obligations to a third party. We are now able to proceed with our development and seismic strengthening projects in order to achieve their highest and best use. Through 2022 Discussed masterplan options with various stakeholders, which may include: Top-to-Bottom renovation of 10 screen Reading Cinema to create best cinema in NZ Creation of community focused center with various retail and entertainment uses, and Other potential uses serving the community such as hotel, housing and/or office.

US REAL ESTATE PORTFOLIO Up to 70,077 SF of net leasable area (inclusive of potential BOMA adjustments) comprised of retail & office 44 Union Square 75% interest in a 21,000 SF NYC cinema building (with development potential of 80,000 SF, plus additional 16,000 SF of air rights) Cinemas 123 9,000 SF Off Broadway style theater in NYC with one stage Minetta Lane Theatre 5,000 SF Off Broadway style theater in NYC with one stage Orpheum Theatre 3,200 foot long and at least 70 foot wide elevated rail track in Philadelphia, PA the Reading Viaduct 24 Taxable Parcels in Philadelphia, PA surrounding or adjacent to the Viaduct 24,000 SF Office Building in Culver City, CA (50% leased to third party) 5995 Sepulveda *Data as of December 14, 2022

NEW YORK CITY Off-Broadway Theatres COMPANY OWNS Land & Buildings Minetta lane theatre (approx. 9,000 SF) One stage (399 seats) in the heart of New York City’s West Village Licensed through March 2024 to Audible, a subsidiary of Amazon, who produces limited-run productions and live-recorded events ORPHEUM THEATRE (approx. 5,000 SF) One stage (347 seats) in the heart of New York City’s East Village After almost three decades, STOMP will close on January 8, 2023 ending its historic Off-Broadway run at the Orpheum. Based on the Orpheum’s successful track record and its marquee value, we are exploring a range of new Off-Broadway shows/license arrangements with various producers/entities.

44 UNION SQUARE 2022 The American Architecture Award for Restoration and Renovation ACEC NY Engineering Excellence Award Building/Technology Systems Diamond Award 2021 Society of American Registered Architects National, Design Award of Honor in the Renovation, Restoration, and Adaptive Re-use category Retrofit Magazine’s Metamorphosis, Addition Award Architizer A+ Awards, Architecture + Collaboration Popular Choice Winner Architizer A+ Awards, Architecture + Collaboration Jury Winner SIGNATURE DEVELOPMENT 7 LEVELS RENTABLE SPACE (OVER 70,000 SF) UNION SQUARE PARK, NEW YORK CITY

44 UNION SQUARE NYC Flagship store of International Retail Tenant (over three levels) is anticipated to open in the first half 2023 Discussions continue with potential tenants attracted to the iconic and unique dome roof for remaining four levels of rentable space Cash rent from tenant to begin in Q 4 2022 CBRE, exclusive broker, continues to market the remaining floors SIGNATURE DEVELOPMENT 7 LEVELS RENTABLE SPACE (OVER 70,000 SF) UNION SQUARE PARK, NEW YORK CITY

wwp
beauty

24,000 SF OFFICE BLDG.

CULVER CITY, CA

- Culver City and neighboring Playa Vista are now home to Google, Facebook, Microsoft, IMAX, Vevo, Verizon, Electronic Arts, Sony, Apple, Amazon, HBO and TikTok.
- One full floor currently serves as one of the Company's operational and administrative centers and the other full floor is leased to WWP Inc., a leading beauty and personal care packaging company.


CINEMA 1 2 & 3
HIDDEN FIGURES
JACKIE
PURCHASE ADVANCE TICKETS ONLINE
WWW.CITYCINEMAS.COM

CINEMAS 123

NEW YORK CITY, NY

- 7,900 SF gross land area
- With inclusionary rights, we can build up to a maximum of approx. 96,000 RSF above grade.
- Though NYC commercial markets have been heavily impacted by COVID-19, we are confident in the long-term outlook for NYC.
- Development plans for Cinemas 123 will be on hold to allow market conditions to normalize.
- As we monitor market conditions, we have been operating the property as Cinemas 123 by Angelika (3 screen specialized cinema) since March 2021.



READING VIADUCT & ADJACENT PROPERTIES

PHILADELPHIA, PA

- Our Reading Viaduct is 3,200 feet in length and at least 70 feet wide. Several small parcels (which all have air rights) adjacent to the Viaduct are also owned by Reading.
- Center City District completed Phase One of Philadelphia's new elevated Rail Park.
- All Viaduct related properties are unencumbered.
- During the pandemic, we completed various demolition and clean up projects and retained a noted park designer to assist in master-planning the Viaduct.

GLOBAL CINEMA STRATEGY 2023-2024 Proactively adjust our operating, programming and marketing strategies to take into account the wide-ranging impacts of the pandemic. Grow cinema-based business through a disciplined approach to renovations and new opportunities.

62 MOVIE THEATERS (505 SCREENS) ACROSS AUSTRALIA, NEW ZEALAND AND THE UNITED STATES AUSTRALIA NEW ZEALAND UNITED STATES • 27 locations / 207 screens • 4 th largest exhibitor* • Two new cinemas in 2023 pipeline • Operations began in 1996 over 26 years of operating experience • 12 locations / 70 screens • 3 rd largest exhibitor* • Operations began in 2002 two decades of operating experience • 23 locations / 228 screens • 14 th largest exhibitor* • Operations in 7 states (including D.C.) • Leading specialty exhibitor with Angelika brand and a market leader in Hawaii In terms of Box Office for quarter ended September 30, 2022. Location and screen counts as of Nov 2022 † Gross Box Office data excludes Joint Ventures.

Cinema Portfolio COMPETITIVE ADVANTAGE INTERNATIONAL PORTFOLIO AU and NZ ARE Two stable economies with strong local FILM PRODUCTION, ENHANCING programming led BY HOLLYWOOD MOVIES • 49% of our Total Theater Revenues generated in AU and NZ* OWNERSHIP VS. LEASING Reduces monthly occupancy costs, provides financing flexibility • We own land underlying 16% of our cinemas* SPECIALTY AND COMMERCIAL PROGRAMMING Internal box office diversification, customer profile generates higher spends per patron • Inspired by our Angelika Film Center brand, approx. 19% of our cinemas reflect a strong arthouse programming N7 7% US 51% AU 42% AU CINEMA NZ CINEMA US CINEMA 84% 16% LEASING OWNERSHIP AGELIKA FILM CENTER & CAFÉ *Notes: Revenue data as of TTM September 2022. Cinema portfolio is based on number of leased vs owned theaters including joint ventures. Reading data is as of September 30, 2022.

2022 GLOBAL INDUSTRY BOX OFFICE RECOVERING COVID-19 materially impacted the 2021 industry box office, but 2022 bounced back 2019 BOX OFFICE 2021 BOX OFFICE TTM NOVEMBER 2022 BOX OFFICE Global $42.5 Billion $21.4 Billion (down 50% vs. 2019) $26.8 Billion (down 37% vs. 2019) North America $10.9 Billion $4.4 Billion (down 60% vs. 2019) $7.4 Billion (down 30% vs. 2019) Australia AU$1.2 Billion AU$612.2 Million (down 50% vs. 2019) AU$976.3 Million (down 19% vs. 2019) New Zealand NZ$206.2 Million NZ$104.5 Million (down 49% vs. 2019) NZ$156.7 Million (down 23% vs. 2019)

2023 BLOCKBUSTER LINE-UP MARVEL 5 MOVIES DC 4 MOVIES BLOCKBUSTER FRANCHISES 14+ MOIVES FAMILY FAVORITES 8+ MOVIES

2023 BLOCKBUSTER LINE-UP INCLUDES HIGHLY-ANTICIPATED ORIGINAL TENTPOLES MAR 3 JUL 21 JUL 21 DEC 15 Dungeons & Dragons: Honor Among Thieves Oppenheimer Barbie Wonka

ANGELIKA IN NYC – 2022 SPECIALTY FILMS THAT DELIVERED WORST PERSON IN THE WORLD Opening Week Box Office Second Highest Opening Week Since January 2020 $97,307 DECISION TO LEAVE Opening Week Box Office Third Highest Opening Week Since January 2020 $82,403 THE BANSHEES OF INISHERIN Opening Week Box Office Fourth Highest Opening Week Since January 2020 $66,505

ANGELIKA IN NYC – 2022 SPECIALTY FILMS THAT DELIVERED TAR Opening Week Box Office Sixth Highest Opening Week Since January 2020 $56,000 PARALLEL MOTHERS Box Office Engagement over Since release in December 2021 $235,000 FIRE OF LOVE PARALLEL MOTHERS Box Office Engagement over $125,000 Since release in July 2022

CONTINUING BOX OFFICE TREND

2022 – AU/NZ FILM PRODUCTION SUPPORTS LOCAL BOX OFFICE

AUSTRALIA


WOG GOES AROUND, COMES AROUND
WOG BOYS
Forever

AU$2.9M

- Third film in the franchise
- Played for almost 3 months


How To
PLEASE A
WOMAN

AU$2.4M

- Filmed and funded in AU
- Played for over 7 months


THE
DROVER'S
WIFE
THE LEGEND OF
MOLLY JOHNSON

AU$1.85M

- Stars and directed by Leah Purcell, an indigenous female director
- Limited release which played for over 7 months


FRANKLIN

AU$0.3M

- Local Doc about Tasmania's Franklin Dam
- Over 1/3 of industry box office from State Cinema by Angelika

NEW ZEALAND


MURU

NZ$1.5M

- Ranked #24 of all 2022 movies in NZ
- Nominated as NZ entry for Best Foreign Language Film. Academy Screening at Angelika Film Center NYC


WHINA

NZ$1.3M

- Ranked #26 of all 2022 movies in NZ


IN CINEMAS JUNE 23
Disney
THE LION KING
REO MĀORI

NZ$0.3M

- Second Disney film after Moana to be fully dubbed in Te Reo Maori language


Disney
FROZEN
REO MĀORI

NZ$0.2M

- Third Disney film after Moana and The Lion King to be fully dubbed in Te Reo Maori language

CONTINUE TO DELIGHT OUR GUESTS WITH CREATIVE PROGRAMS & EXPERIENCES To supplement the release schedule and improve overall seat occupancy percentages, our global programming teams will continue to create exclusive content programs or series to keep our audiences engaged with our brands.

After SIGNIFICANT investment in OUR CINEMA PORtFOLIO SINCE 2015, CIRCUIT IS READY FOR POST COVID-19 RECOVERY RECLINER SEATING • 48 of US screens feature Luxury Recliner Seating • 29 of AU/NZ screens feature Luxury Recliner Seating PREMIUM LARGE FORMAT ( SCREENS • 35 of US theaters feature at least one PLF auditorium ( TITAN LUXE or TITAN XC) • 49 of AU/NZ theaters feature a PLF Auditorium (TITAN XC or TITAN LUXE) ELEVATED FOOD BEVERAGE • 70 of US cinemas offer enhanced F&B menus (including liquor) • 51 of AU/NZ cinemas offer enhanced F&B menus • 65 of our global cinemas serve liquor Note: Above statistics are as of November 2022 and include (i) the closure of Consolidated Theatres in Ko’Olau and (ii) joint ventures

F&B SPEND PER PERSON – GLOBAL FIVE-YEAR GROWTH (US, AU & NZ) $4.99 $5.52 $5.84 $7.48 $7.51 US $4.62 $4.91 $5.65 $6.73 7.21 AU $4.12 $4.51 $4.90 $5.56 $6.05 NZ *All in functional currency

2022 – F&B FOCUS DRIVES SOLID SPEND PER PATRON RECORD F&B SPEND PER PATRON SET BY AU AND NZ DIVISIONS THROUGH 2022, CONTINUED F&b FOCUS DRIVES REVENUES Us $7.18 SECOND HIGHEST Q3 NZ $6.28 (+9% VS Q3 2021) RECORD QUARTER AU $7.32 (+2% vs. Q3 2021) RECORD QUARTER

AU and NZ, F&B online ordering currently accounts for $0.45 of SPP and $0.31 of SPP, respectively. YTD Oct 2022, our AU and NZ F&B SPP have increased by 9.7% and 10.3%, respectively, since 2021. Launched F&B online ordering in AU/NZ at end of 2021. *SPP dollar amounts were obtained from Showtime Analytics.

U.S. CINEMA RENOVATIONS OVER NEXT 12 MONTHS ANGELIKA FILM CENTER & CAFÉ IN DALLAS, TX Full Top-to-Bottom Renovation with recliner seating Elevated F&B menu Lobby redesign Re-Launches Q1 2023 CONSOLIDATED THEATRE IN KAPOLEI, HI Complete Phase 2 of Theater Renovation: Add full elevated F&B offer Patio redesign Re-Launches Q1 2023

AUSTRALIA CINEMA PORTFOLIO GROWTH OVER NEXT 12 MONTHS 2 NEW BUILDS 13 SCREENS 1 TITAN LUXE 3 IN THEATER DINING SCREENS 13 ELEVATED F&B SCREENS Including liquor

NEW ZEALAND CINEMA PORTFOLIO 2022 Renovated and re launched our 5 screen Reading Cinema in Invercargill on November 24, 2022 Our project was part of stage one of Invercargill Central, an exciting new inner city mixed use development that is transforming the region Converted one screen to Premium featuring luxury recliner seating Completed lobby upgrade and added elevated F&B Menu Revenue performance to date has well exceeded pre COVID levels

FUTURE FOCUS ON EXPANDING ANGELIKA BRAND FIRST NEW INTERNATIONAL STATE-OF-THE-ART ANGELIKA TO OPEN First international Angelika Film Centre opens in Brisbane area (QLD) in mid 2023 in the sophisticated mixed use development, South City Square 8 screens featuring all luxury recliners Elevated F&B offer Elegant and chic lobby lounge Curated specialty film programming in line with Angelika mission

FUTURE FOCUS ON EXPANDING ANGELIKA BRAND MEMBERSHIP PROGRAM LAUNCHES IN U.S. On April 29 , 2022 , we launched the Angelika Membership Program in 9 theaters ( 55 screens). Membership sign up increases month to month. Effective platform to market and promote to our unique and sophisticated audiences.

READING INTERNATIONAL FINANCIAL REVIEW Gilbert Avanes Executive Vice President Chief Financial Officer & Treasurer

SUMMARY FINANCIAL DATA STATEMENT OF OPERATIONS NINE MONTHS ENDED SEPTEMBER 30, 2022 ($ in thousands, except per share data) 2022 2021 2020 Revenues $ 155,908 $ 89,142 $ 62,841 Operating Income (Loss) (20,080) (37,461) (46,610) Interest Expense, net (10,242) (10,437) (6,176) Gain (Loss) on Sale of Assets and Other Income (Expense) 8,386 94,581 (187) Income Tax (Expense) Benefit (1,492) (12,380) 5,070 Net Income (Loss) Attributable to Reading International, Inc. (22,967) 31,572 (47,806) Earnings (Loss) Per Share (1.04) 1.45 (2.20) EBITDA 4,548 71,400 (30,551) Adjusted EBITDA (1) $ 4,548 $ 71,428 $ (30,315) Source: Form 10-Q for the quarter and nine months ended September 30, 2022 and the quarter and nine months ended September 30, 2021. (1) For Adjusted EBITDA, for YTD Sep 2021 we have added back legal fees of $0.03 million, for YTD Sep 2020 we have added back legal fees of $0.24 million. The Adjusted EBITDA excluding the monetization of assets for YTD September 2021 was $ (20.9 million).

SUMMARY FINANCIAL DATA STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2021 ($ in thousands, except per share data) 2021 2020 Revenues $ 139,060 $ 77,862 Operating Income (Loss) (41,793) (61,313) Interest Expense, net (13,688) (9,354) Gain (Loss) on Sale of Assets and Other Income (Expense) 95,981 292 Income Tax (Expense) Benefit (5,944) 4,967 Net Income (Loss) Attributable to Reading International, Inc. 31,921 (65,200) Earnings (Loss) Per Share 1.46 (3.00) EBITDA 74,299 (38,496) Adjusted EBITDA (1) $ 74,246 $ (38,901) Source: Form 10-K for year ended December 31, 2021. (1) For Adjusted EBITDA, for 2021 we have removed legal fees of $0.05 million and for 2020 we have removed legal fees of $0.41 million. The Adjusted EBITDA excluding the monetization of assets for year end 2021 was $ (18.0) million

SUMMARY BALANCE SHEET ($ in thousands) 9/30/2022 12/31/2021 12/31/2020 Cash and Cash Equivalents $ 39,628 $ 83,251 $ 26,826 Receivables 4,601 5,360 2,438 Other Current Assets 14,462 11,695 27,203 Total Current Assets 58,691 100,306 56,467 Operating Property, Net 281,910 306,657 353,125 Operating Lease Right-Of-Use Assets 200,396 227,367 220,503 Investment and Development Property, Net 7,853 9,570 11,570 Investment in Unconsolidated Joint Ventures and Entities 4,352 4,993 5,025 Other Assets 36,516 38,809 43,479 Total Assets 589,718 687,702 $ 690,169 Total Current Liabilities less Current Debt 80,963 94,919 $ 78,308 Total Debt - Current and Long-Term Portion 217,184 233,986 282,583 Operating Lease Liabilities – Non-Current Portion 200,855 223,364 212,806 Other Long-Term Liabilities 21,481 30,373 35,299 Total Stockholders Equity 69,235 105,060 81,173 Total Liabilities & Stockholders Equity $ 589,718 $ 687,702 $ 690,169 Sources: Form 10-Q for the quarter and nine months ended September 30, 2022 and Form 10-K for the year ended December 31, 2021.

FINANCING MATTERS SUBSEQUENT TO FILING Q3 2022 FORM 10Q BANK OF AMERICA / U.S. CINEMA LOAN On November 29, 2022, we further amended our credit agreement with Bank of America. This new amendment extends the maturity date to March 1, 2024 and includes a new progressive payment schedule, in addition to a liquidity covenant. Since we signed the new Amendment, we have repaid $6.0 million. Currently, our Bank of America loan balance is $26.75 million. OTHER LENDERS In light of 2023 maturity dates, we are in discussions with: Our international lenders about refinance and/or pay offs. A lender to refinance our Cinema 123 mortgage loan.

READING INTERNATIONAL DEBT

DEBT SUMMARY

($ in thousands)	Corporate and/or Property Debt	Expiration Year	AS OF SEPTEMBER 30, 2022 Contractual Capacity	Capacity Used	Unused Capacity	AS OF DECEMBER 31, 2021 Contractual Capacity	Capacity Used	Unused Capacity
Trust Preferred Securities	C	2027	$ 27,913	$ 27,913	$ -	$ 27,913	$ 27,913	$ -
5995 Sepulveda	P	2027	8,741	8,741	-	8,936	8,936	-
44 Union Square (1)	P	2024	55,000	43,000	12,000 (3)	55,000	43,000	12,000 (3)
Bank of America (4)	C	2023	34,500	34,500	-	39,500	39,500	-
Purchase Money Promissory Note	C	2024	1,514	1,514	-	2,043	2,043	-
Cinemas 1, 2, 3 (5)	P	2023	22,583	22,583	-	24,039	24,039	-
National Australia Bank (2)	C	2023	65,336	65,336	-	74,052	74,052	-
Westpac Bank (2)	C/P	2024	7,809	7,809	-	9,465	9,465	-
Minetta & Orpheum	P	2023	8,000	8,000	-	8,000	8,000	-
Total			$ 231,396	$ 219,396	$ 12,000	$ 248,948	$ 236,948	$ 12,000

Source: Form 10-Q for period ending 9/30/2022 & Form 10-K for year ended 12/31/2021.

(1) On 5/7/2021, loan converted to a new loan facility.
(2) Borrowings in foreign currency: Contractual capacity/Capacity used converted to U.S. dollars based on exchange rates as of 9/30/2022 & 12/31/2021.
(3) $12,000 in unused capacity is restricted for 44 Union Square project.
(4) Bank of America line of credit converted to a term loan.
(5) Cinemas 123 loan: We executed both six-month extensions options on 3/3/2022 & 9/1/2022, which takes maturity to 4/1/2023.

2001-SEPT 2022 TTM YEARLY FINANCIAL TREND in US$


$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$(50,000)
$(100,000)
Revenue & Adj EBITDA (000's)
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Assets & Debt (000's)

	2001 Proforma	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	09/30/22 TTM
Assets*	$170,595	$182,772	$222,866	$230,227	$253,057	$289,231	$346,071	$371,870	$406,417	$430,349	$430,764	$428,588	$386,807	$401,586	$372,198	$405,766	$423,403	$439,237	$674,989	$690,169	$687,702	$582,259
Debt	$42,382	$50,240	$71,145	$83,252	$109,320	$130,212	$175,648	$237,615	$226,155	$227,983	$208,776	$195,759	$167,622	$163,198	$130,103	$147,697	$133,663	$166,205	$208,380	$284,121	$236,110	$218,558
Revenue	$70,291	$86,487	$93,739	$102,982	$103,547	$106,124	$119,235	$197,055	$216,740	$229,322	$244,979	$254,430	$258,221	$255,242	$257,865	$270,866	$279,879	$308,931	$276,768	$77,862	$139,060	$205,826
Adj EBITDA**	$(3,707)	$3,532	$6,909	$9,399	$6,022	$17,046	$18,919	$19,777	$31,436	$31,491	$37,272	$38,582	$39,217	$40,853	$40,337	$40,573	$42,998	$50,295	$34,024	$(38,902	$74,246	$7,366
Debt/Adj EBITDA	-	14.22	10.30	8.86	18.15	7.64	9.28	12.01	7.19	7.24	5.60	5.07	4.27	3.99	3.23	3.64	3.11	3.30	6.12	(7.30)	3.18	29.67

Notes:

Data presented above have been adjusted to reflect adjustments, if any, to prior years based on the latest K's and Q's.

*Asset Value reflects amounts set forth in Reading public filings (10-Ks and 10-Qs). In many instances, the amounts do not reflect today's market values or take into account potential development value. Starting in 2019 leases are capitalized on our balance sheet.

**For Adjusted EBITTM Sep 2022 we have removed legal fees of $0.08 million; 2021 we have removed legal fees of $0.05 million; 2020 we have removed legal fees of $0.4 million; 2019 we have added back legal fees of $1.0 million; for 2018 we have added back legal fees of $3.9 million; for 2017 we added back casualty loss recovery of $9.2 million and added back legal fees of $4.0 million; for 2016 we added back legal fees of $3.7 million; and for 2015 we added back legal fees of $1.2 million. The Adjusted EBITDA excluding the monetization of assets for year end 2021 was $ (18.0 million).

JAMES J. COTTER SR. THE CORE VALUES & GUIDING PRINCIPLES INSPIRED BY OUR FOUNDER SUPPORTED US THROUGH COVID-19 CRISIS AND RECOVERY EMPATHETIC approach to our stakeholders ENTREPRENEURIAL approach to our business EDUCATED analysis underpins our strategies ENGAGING our guests is paramount to our success EXECUTION is a focus of our multi-year strategy EXTENDED VIEW means pursuing a long-term value strategy

READING INTERNATIONAL THANK YOU WE ARE STILL HERE OUR REAL ESTATE IS STRONG OUR CINEMAS ARE RECOVERING

READING INTERNATIONAL Q&A SESSION